                            AIM STRATEGIC INCOME FUND

                       CLASS A, CLASS B AND CLASS C SHARES

                          Supplement dated February 25, 2000
       to the Prospectus dated March 1, 1999, as revised October 25, 1999 and as supplemented November 29, 1999, January 6, 2000,
                     January 24, 2000 and February 11, 2000

         This supplement supersedes and replaces in its entirety the supplements dated November 29, 1999, January 6, 2000, January 24, 2000 and February 11, 2000.

         Advisor Class shares of AIM Strategic Income Fund converted to Class A shares of the fund effective the close of business on February 11, 2000. Advisor Class shares of the fund are no longer offered for sale or exchange.

         The seventh paragraph appearing under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND" on page 2 of the prospectus is deleted in its entirety.

         The following replaces in its entirety the paragraph appearing under the heading "PERFORMANCE INFORMATION" on page 3 of the prospectus:

              "The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance."

         The following information replaces in its entirety the table under the heading "FEE TABLE AND EXPENSE EXAMPLE - ANNUAL FUND OPERATING EXPENSES" on page 4 of the Prospectus:

                  "ANNUAL FUND OPERATING EXPENSES

                  ---------------------------------------------------------------------------------------
                  (expenses that are deducted
                   from fund assets)                        CLASS A                CLASS B        CLASS C
                  ---------------------------------------------------------------------------------------

                  Management Fees                           0.73%                  0.73%          0.73%

                  Distribution and/or
                  Service (12b-1) Fees                      0.35                   1.00           1.00

                  Other Expenses                            0.48                   0.48           0.48

                  Total Annual Fund
                  Operating Expenses                        1.56                   2.21           2.21

                  Fee Waiver and
                  Reimbursement(2)                          0.51                   0.51           0.51

                  Net Expenses                              1.05%                  1.70%          1.70%

                  (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
                  (2) Fee waiver has been restated to reflect current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividends on short sales and extraordinary expenses) on Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively."


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         The following replaces in its entirety the second paragraph appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE - EXPENSE EXAMPLE" on page 4 of the Prospectus:

              "The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived or expenses reimbursed, expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:"

         The following replaces in its entirety the section appearing under the heading "FUND MANAGEMENT - THE ADVISORS" on page 5 of the Prospectus:

         "THE ADVISOR

         A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

         The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."

         The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT-PORTFOLIO MANAGERS" on page 5 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

         o Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

         o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

         o Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

         o Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

         o Eric J. Peyton, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was an equity derivative trader for Cargill Financial Markets."

         The fourth paragraph appearing under the heading "FINANCIAL HIGHLIGHTS" on page 6 of the prospectus is deleted in its entirety.